Exhibit 24.1

POWER OF ATTORNEY

MELLON FINANCIAL CORPORATION

Know all men by these presents, that each person whose signature appears below constitutes and appoints Carl Krasik, William E. Marquis and Richard M. Pearlman, and each of them, such person’s true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person’s name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S- 8 or any other appropriate form or forms, all pursuant to the Securities Act of 1933, as amended, with respect to the registration of up to $125 million in deferred compensation plan obligations to be offerred from time to time pursuant to the Mellon Financial Corporation Elective Deferred Compensation Plan, the Mellon Financial Corporation Elective Deferred Compensation Plan for Senior Officers and/or the Mellon Financial Corporation 1990 Elective Deferred Compensation Plan for Directors and Members of the Advisory Board and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any of the above, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be effective as of June 17, 2003 and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Corporation.

/s/ MARTIN G. MCGUINN	/s/ IRA J. GUMBERG
Martin G. McGuinn, Director and Principal Executive Officer	Ira J. Gumberg, Director

/s/ E. J. MCANIFF
Carol R. Brown, Director	Edward J. McAniff, Director

/s/ ROBERT MEHRABIAN
Ruth E. Bruch, Director	Robert Mehrabian, Director

/s/ JARED L. COHON	/s/ SEWARD PROSSER MELLON
Jared L. Cohon, Director	Seward Prosser Mellon, Director

/s/ MARK A. NORDENBERG
Mark A. Nordenberg, Director

/s/ JAMES F. ORR III
James F. Orr III, Director

J. W. Connolly, Director	David S. Shapira, Director

/s/ WILLIAM STRICKLAND JR.
William Strickland Jr., Director

/s/ STEVEN G. ELLIOTT	/s/ WESLEY W. VON SCHACK
Steven G. Elliott, Director	Wesley W. von Schack, Director

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Exhibit 24.1

POWER OF ATTORNEY

MELLON FINANCIAL CORPORATION

Know all men by these presents, that each person whose signature appears below constitutes and appoints Carl Krasik, William E. Marquis and Richard M. Pearlman, and each of them, such person’s true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person’s name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S- 8 or any other appropriate form or forms, all pursuant to the Securities Act of 1933, as amended, with respect to the registration of up to $125 million in deferred compensation plan obligations to be offerred from time to time pursuant to the Mellon Financial Corporation Elective Deferred Compensation Plan, the Mellon Financial Corporation Elective Deferred Compensation Plan for Senior Officers and/or the Mellon Financial Corporation 1990 Elective Deferred Compensation Plan for Directors and Members of the Advisory Board and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any of the above, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be effective as of June 6, 2003 and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Corporation.

/s/ CAROL R. BROWN
Carol R. Brown, Director

Exhibit 24.1

POWER OF ATTORNEY

MELLON FINANCIAL CORPORATION

Know all men by these presents, that each person whose signature appears below constitutes and appoints Carl Krasik, William E. Marquis and Richard M. Pearlman, and each of them, such person’s true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person’s name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S- 8 or any other appropriate form or forms, all pursuant to the Securities Act of 1933, as amended, with respect to the registration of up to $125 million in deferred compensation plan obligations to be offerred from time to time pursuant to the Mellon Financial Corporation Elective Deferred Compensation Plan, the Mellon Financial Corporation Elective Deferred Compensation Plan for Senior Officers and/or the Mellon Financial Corporation 1990 Elective Deferred Compensation Plan for Directors and Members of the Advisory Board and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any of the above, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be effective as of July 30, 2003 and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Corporation.

/s/ J.W. CONNOLLY
J.W. Connolly, Director

Exhibit 24.1

POWER OF ATTORNEY

MELLON FINANCIAL CORPORATION

Know all men by these presents, that each person whose signature appears below constitutes and appoints Carl Krasik, William E. Marquis and Richard M. Pearlman, and each of them, such person’s true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person’s name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S- 8 or any other appropriate form or forms, all pursuant to the Securities Act of 1933, as amended, with respect to the registration of up to $125 million in deferred compensation plan obligations to be offerred from time to time pursuant to the Mellon Financial Corporation Elective Deferred Compensation Plan, the Mellon Financial Corporation Elective Deferred Compensation Plan for Senior Officers and/or the Mellon Financial Corporation 1990 Elective Deferred Compensation Plan for Directors and Members of the Advisory Board and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any of the above, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be effective as of July 15, 2003 and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Corporation.

/s/ D.S. SHAPIRA
David S. Shapira, Director